Exhibit 4.2

EIGHTH SUPPLEMENTAL INDENTURE AND SUBSIDIARY GUARANTEE

This Eighth Supplemental Indenture and Subsidiary Guarantee, dated as of September 12, 2023 (this “Eighth Supplemental Indenture” or “Subsidiary Guarantee”), among the entities listed on Schedule I hereto (collectively, the “New Guarantors”), Osmosis Sub I, LLC, as successor in interest to The Necessity Retail REIT, Inc. f/k/a American Finance Trust, Inc. (“Sub I”) and The Necessity Retail REIT Operating Partnership, L.P. f/k/a American Finance Operating Partnership, L.P. (“RTL OP,” and together with Sub I and their successors and assigns, the “RTL Issuers”), U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as Trustee, paying agent and registrar under the RTL Indenture (as defined below) (the “Trustee”), and Global Net Lease, Inc. and Global Net Lease Operating Partnership, L.P. (together with their successors and assigns, the “GNL Issuers”).

W I T N E S S E T H:

WHEREAS, the RTL Issuers, each other then-existing Subsidiary Guarantor under the RTL Indenture referred to below (the “Subsidiary Guarantors”), and the Trustee have heretofore executed and delivered an Indenture, dated as of October 7, 2021 (as supplemented by that certain Supplemental Indenture and Subsidiary Guarantee, dated as of January 27, 2022, Second Supplemental Indenture and Subsidiary Guarantee, dated as of March 31, 2022, Third Supplemental Indenture and Subsidiary Guarantee, dated as of May 20, 2022, Fourth Supplemental Indenture and Subsidiary Guarantee, dated as of November 8, 2022, Fifth Supplemental Indenture and Subsidiary Guarantee, dated as of April 13, 2023, Sixth Supplemental Indenture and Subsidiary Guarantee, dated as of June 7, 2023, and Seventh Supplemental Indenture and Subsidiary Guarantee, dated as of July 7, 2023, and as may be further amended, supplemented, waived or otherwise modified, the “RTL Indenture”), providing for the issuance of an unlimited aggregate principal amount of 4.500% Senior Notes due 2028 of the RTL Issuers (the “RTL Notes”);

WHEREAS, Section 4.15 of the RTL Indenture provides that in certain circumstances the RTL Issuers may be required to cause certain Restricted Subsidiaries of the RTL Issuers to execute and deliver a Guarantee with respect to the RTL Notes on the same terms and conditions as those set forth in the RTL Indenture.

WHEREAS, Section 5.1 of the RTL Indenture provides that the RTL Issuers may merge with or into any Person (as defined in the RTL Indenture) or permit any Person to merge with or into them so long as, among other things, (i) the RTL Issuers are the continuing Persons or (ii) if the RTL Issuers are not the continuing Persons, (a) such continuing Person is a corporation, limited liability company, partnership (including a limited partnership) or trust organized and validly existing under the laws of the United States of America or any state or jurisdiction thereof and expressly assumes, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the RTL Issuers with respect to the RTL Notes and under the RTL Indenture and (b) the RTL Issuers deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, in each case stating that such merger and such supplemental indenture comply with the covenants set forth in Section 5.1 of the RTL Indenture and that all conditions precedent provided for therein relating to such transaction have been complied with and, with respect to the Opinion of Counsel, that the supplemental indenture constitutes a valid and binding obligation enforceable against the Person into which the RTL Issuers are merged.

WHEREAS, the RTL Issuers are consummating a merger with and into the GNL Issuers through Sub I in accordance with Section 5.1 of the RTL Indenture (the “Merger”), and in connection therewith the GNL Issuers are expressly jointly assuming, by this Eighth Supplemental Indenture, all of the obligations of the RTL Issuers with respect to the RTL Notes and under the RTL Indenture.

WHEREAS, pursuant to Section 9.1 of the RTL Indenture, the Trustee and the RTL Issuers and the additional Subsidiary Guarantors are authorized to execute and deliver this Eighth Supplemental Indenture to amend the RTL Indenture, without the consent of any Holder, to effect the foregoing.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the RTL Issuers, the Trustee and the GNL Issuers mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I
Definitions

SECTION 1.1 Defined Terms. As used in this Eighth Supplemental Indenture, capitalized terms not defined herein are defined in the RTL Indenture or in the preamble or recitals thereto and are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Eighth Supplemental Indenture refer to this Eighth Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II
Agreement to be Bound; Guarantee; Specific Limitations on Note Guarantees; Assumption of RTL Indenture

SECTION 2.1 Agreement to be Bound. The New Guarantors hereby become party to the RTL Indenture as Subsidiary Guarantors and as such shall have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the RTL Indenture and Note Guarantee. The New Guarantors agree to be bound by all of the provisions of the RTL Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the RTL Indenture, subject to the release provisions and other limitations set forth in the RTL Indenture or as may be set forth herein.

SECTION 2.2 Specific Limitations on Note Guarantees

(a) Specific Limitations of Note Guarantees of the Italian Guarantors (as defined below).

(1) Notwithstanding anything to the contrary contained in the RTL Indenture or herein, the liabilities of any Subsidiary Guarantor incorporated under the laws of the Republic of Italy (each an “Italian Guarantor”) under its Note Guarantee shall not exceed, at any time, the lower of:

(i) the debt exposure of that Italian Guarantor under all inter-company loans or other financial support in any form (including without limitation equity or quasi-equity contributions or subscriptions) advanced (or granted) to such Italian Guarantor by the RTL Issuers or any other member of the group of the RTL Issuers and that Italian Guarantor on the date on which its Note Guarantee is called, provided that, where such debt exposure has arisen under cash pooling arrangements, such exposure shall be calculated net of the amounts which have been lent by that Italian Guarantor to the cash pooler in the relevant period; or

(ii) an amount equal to ninety percent (90%) of the net worth (“Patrimonio Netto” as defined in section 2424 of the Italian Civil Code) of that Italian Guarantor resulting from time to time from its latest annual financial statements duly approved by its shareholder or quotaholders (as appropriate) or, if earlier, from any interim financial statement (“situazione patrimoniale”) approved by its board of directors or sole director, as the case may be.

(2) For the purposes of article 1938 of the Italian Civil Code, in any event and without prejudice to paragraph (a) above, the maximum amount that Italian Guarantor may be required to pay in respect of its obligations as Subsidiary Guarantor under its Note Guarantee shall not exceed $750,000,000.

(3) The Italian Guarantors shall not pay any amount, which exceeds the maximum rate permitted by Italian law 7 March, 1996 No. 108 (“Disposizioni in materia di usura”) as amended and/or implemented from time to time, and related implementing regulations, it being understood that in such a case the amount owed to any present or future Holder of the RTL Notes or other creditors of the RTL Issuers under the RTL Notes or the RTL Indenture for interest (including default interest) payable by an RTL Issuer or any of the Subsidiary Guarantors under any such document along with any fee or cost or other payments shall be equal, for the shortest possible period, to that amount calculated at the maximum rate permitted to be payable under the above mentioned law provisions and related implementing regulations.

(4) For the avoidance of doubt, any payment made by an Italian Guarantor under any guaranty issued in connection with the Credit Agreement or any other debt or financing agreement for the benefit of the RTL Issuers or any other Subsidiary Guarantor shall automatically reduce pro tanto the amount payable by that Italian Guarantor (or recoverable by each Guaranteed Party) under its Note Guarantee.

(5) Italian Principles of Construction. Without prejudice to the generality of any provision of the Note Guarantees, the RTL Notes or the RTL Indenture which relates to an Italian Guarantor:

(i) a “liquidation”, “winding-up”, “administration” or “dissolution” includes, without limitation, any scioglimento, liquidazione and any other proceedings or legal concepts similar to the foregoing;

(ii) an “insolvency” or “bankruptcy” and “insolvency proceeding” includes, without limitation, any procedura concorsuale (including, amongst others, composizione negoziata, concordato con riserva, concordato preventivo, concordato semplificato), any accordo per la soluzione della crisi con i creditori (including, amongst others, any concordato nella liquidazione giudiziale), any debt restructuring proceedings pursuant to articles 23 and 56 of the Italian Legislative Decree no. 14 of 12 January 2019, as amended and supplemented from time to time (the “Italian Business Crisis and Insolvency Code”) or pursuant to articles 62, 23, 57, 60, 61, and 64-bis of the Italian Business Crisis and Insolvency Code, any liquidazione coatta amministrativa, any amministrazione straordinaria and any other proceedings or legal concepts similar to the foregoing, including any equivalent proceeding provided by the Italian Business Crisis and Insolvency Code;

(iii) a “liquidator”, “trustee in bankruptcy”, “judicial custodian”, “compulsory manager”, “examiner”, “receiver”, “administrative receiver”, “administrator” or “insolvency administrator” or the like includes, without limitation, a curatore, commissario giudiziale, commissario straordinario, commissario, liquidatore, esperto nella composizione negoziata and any other person performing the same function of each of the foregoing;

(iv) a “step” or “procedure” taken in connection with insolvency proceedings in respect of any person includes such person formally making a proposal to assign its assets pursuant to article 1977 of the Italian Civil Code (cessione dei beni ai creditori) or applying for the appointment of an esperto nella composizione negoziata pursuant to article 17 of the Italian Business Crisis and Insolvency Code filing a petition or a pre-petition (domanda prenotativa) for a concordato preventivo pursuant to article 44 of the Italian Business Crisis and Insolvency Code or entering into restructuring arrangements (accordi di ristrutturazione) pursuant to article 57 of the Italian Business Crisis and Insolvency Code or entering into any arrangement pursuant to article 165 ff. of the Italian Business Crisis and Insolvency Code and any equivalent proceeding provided by the Italian Business Crisis and Insolvency Code;

(v) an “attachment” includes a pignoramento;

(vi) “an obligation being due” includes, without limitation, any credito liquido ed esigibile and credito scaduto;

(vii) a “security” or “lien” includes, without limitation, any pegno, ipoteca, privilegio (including the privilegio speciale created pursuant to article 46 of the Italian Banking Law, as amended from time to time), cessione in garanzia, a finanziamento alle imprese garantito da trasferimento di bene immobile sospensivamente condizionato, and any other diritto reale di garanzia or other transactions having the same effect as each of the foregoing;

(viii) “gross negligence” includes “colpa grave”;

(ix) “wilful misconduct” includes “dolo”; and

(x) any reference to “set-off” includes, without limitation, for the purposes of Italian law, legal set-off.

(b) Specific Limitations of Note Guarantees of the Luxembourg Guarantors (as defined below).

(1) Without prejudice to the Guaranty under the Loan Documents (as defined in the Credit Agreement) and notwithstanding anything to the contrary contained in the RTL Indenture or herein or any related document, the obligations of each Subsidiary Guarantor incorporated in the Grand Duchy of Luxembourg (a “Luxembourg Guarantor”) under this Note Guarantee shall at no time, in the aggregate, exceed an amount equal to the greater of:

(i) 95% of such Luxembourg Guarantor’s capitaux propres (as referred to in Annex I to the Grand-Ducal regulation dated 18 December 2015 defining the form and content of the presentation of the balance sheet and profit and loss account, and enforcing the Luxembourg Law dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings (the “Regulation”)) determined as of the date on which a demand is made under this Note Guarantee, increased by the amount of any Intra-Group Liabilities (as defined below) and other subordinated debt (dettes subordonnées) (without duplication); and

(ii) 95% of such Luxembourg Guarantor’s capitaux propres (as referred to in the Regulation) determined as at the date of this Note Guarantee, increased by the amount of any Intra-Group Liabilities and other subordinated debt (dettes subordonnées) (without duplication).

(2) For the purposes of this paragraph (b) of Section 2.2, “Intra-Group Liabilities” shall mean any amounts owed by such Luxembourg Guarantor to any other member of the group of companies to which it belongs and that have not been financed (directly or indirectly) by the proceeds from the issuance and sale of the RTL Notes. In addition, the above limitation shall not apply to any amounts borrowed directly or indirectly by or made available by whatever means to such Luxembourg Guarantor or any of its direct or indirect Subsidiaries from the proceeds of the issuance and sale of the RTL Notes (including for the avoidance of doubt any proceeds on-lent to such Luxembourg Guarantor or any of its direct or indirect Subsidiaries (in any form whatsoever)).

(3) The obligations and liabilities of any Luxembourg Guarantor under this Note Guarantee will not extend to include any obligation which, if incurred, would constitute a misuse of corporate assets (abus de biens sociaux) as defined at article 1500-11 of the Luxembourg law of 10 August 1915 on commercial companies, as amended from time to time.

(4) Luxembourg Principles of Construction. Without prejudice to the generality of any provision of the Note Guarantees, the RTL Notes or the RTL Indenture which relates to a Luxembourg Guarantor:

(i)	a “liquidation”, “winding-up”, “administration” or “dissolution” includes, without limitation, (faillite), insolvency, voluntary dissolution or liquidation (dissolution ou liquidation volontaire), administrative dissolution without liquidation (dissolution administrative sans liquidation), court ordered liquidation (liquidation judiciaire) or reorganization, composition with creditors (concordat préventif de la faillite), moratorium or reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), general settlement with creditors, reorganisation or similar laws affecting the rights of creditors generally;

(ii)	a “liquidator”, “trustee in bankruptcy”, “judicial custodian”, “compulsory manager”, “examiner”, “receiver”, “administrative receiver”, “administrator” or “insolvency administrator” or the like includes, without limitation, a:

(a)	juge-commissaire or insolvency receiver (curateur) appointed under the Luxembourg commercial code;

(b)	liquidateur appointed under Articles 1100-1 to 1100-15 (inclusive) of the Luxembourg act dated 10 August 1915 on commercial companies, as amended (the “Luxembourg Companies' Act”);

(c)	liquidateur appointed under Article 1200-1 of the Luxembourg Companies' Act;

(d)	commissaire appointed under the Grand-Ducal decree of 24 May 1935 on the controlled management regime or under Articles 593 to 614 (inclusive) of the Luxembourg commercial code; and

(e)	juge délégué appointed under the Luxembourg act of 14 April 1886 on the composition with creditors to avoid bankruptcy, as amended;

(iii)	“an obligation being due” includes, without limitation, without limitation, any exigible, certaine and liquide obligation;

(iv)	a director, officer or manager includes a gérant or an administrateur and a board of directors or board of managers includes a conseil d'administration or a collège de gérance;

(v)	a “security” or “lien” includes, without limitation, any hypothèque, nantissement, gage, privilège, sûreté réelle, droit de rétention, and any type of security in rem (sûreté réelle) or agreement or arrangement having a similar effect and any transfer of title by way of security;

(vi)	person being "unable to pay its debts" includes that person being in a state of cessation of payments (cessation de paiements);

(vii)	an "agent" includes, without limitation, a "mandataire"; and

(viii)	"by-laws" or "constitutional documents" includes its up-to-date (restated) articles of association (statuts coordonnés).

(c) Specific Limitations of Note Guarantees of the Guernsey Subsidiary Guarantors (as defined below).

(1) Notwithstanding anything to the contrary contained in the RTL Indenture or herein, the liabilities of any Subsidiary Guarantor incorporated under the laws of the Island of Guernsey (each a “Guernsey Subsidiary Guarantor”) under its Note Guarantee shall not render the Guernsey Subsidiary Guarantor unable to satisfy the solvency test for the purposes of the Companies (Guernsey) Law 2008 (the “Guernsey Companies Law”) nor exceed, at any time, the value of its assets nor render the Guernsey Subsidiary Guarantor unable to pay its debts as they become due or generally nor constitute a preference, all for the purposes of the Guernsey Companies Law;

(2) For the avoidance of doubt, any payment made by a Guernsey Subsidiary Guarantor under any guaranty issued in connection with the Credit Agreement or any other debt or financing agreement for the benefit of the RTL Issuers or any other Subsidiary Guarantor shall automatically reduce pro tanto the amount payable by that Guernsey Subsidiary Guarantor (or recoverable by each Guaranteed Party) under its Note Guarantee.

(d) Specific Limitations of Note Guarantees of the French Guarantors (as defined below).

(1) Notwithstanding anything to the contrary contained in the RTL Indenture or herein or any related document, the obligations and liabilities of any Subsidiary Guarantor incorporated under the laws of the Republic of France (each a “French Guarantor”) under this Subsidiary Guarantee shall be limited, to an amount equal to the aggregate of all amounts directly or indirectly borrowed under the RTL Notes to the extent directly or indirectly on-lent to such French Guarantor or any of its direct or indirect Subsidiaries under intercompany loan agreements or promissory notes. Notwithstanding the foregoing, the obligations and liabilities of any French Guarantor under this Subsidiary Guarantee for the obligations under the RTL Notes of any other French Guarantor which is its Subsidiary shall not be limited and shall therefore cover all amounts due by such Subsidiary acting as a French Guarantor.

(2) Notwithstanding anything to the contrary contained in the RTL Indenture or herein, the obligations and liabilities of each French Guarantor under this Subsidiary Guarantee or the RTL Indenture shall at no time, in the aggregate, exceed an amount equal to the greater of:

(i)        95% of such French Guarantor’s capitaux propres (as referred to in regulation 2018-06 of the French accounting norms authority (Autorité des Normes Comptables) dated 5 December 2018 (the “Regulation”)) determined as of the date on which a demand is made under this Subsidiary Guarantee, increased by the amount of any Intra-Group Liabilities (as defined below) and other subordinated debt (dettes subordonnées) (without duplication); and

(ii)        95% of such French Guarantor’s capitaux propres (as referred to in the Regulation) determined as of the date of this Subsidiary Guarantee, increased by the amount of any Intra-Group Liabilities and other subordinated debt (dettes subordonnées) (without duplication).

(3)          For the purposes of this paragraph (d) of Section 2.2, “Intra-Group Liabilities” shall mean any amounts owed by such French Guarantor to any other member of the group of companies to which it belongs and that have not been financed (directly or indirectly) by a borrowing under the RTL Notes. In addition, the above limitation shall not apply to (i) any amounts borrowed directly or indirectly by or made available by whatever means to such French Guarantor or any of its direct or indirect Subsidiaries under the RTL Notes and (ii) any amounts borrowed under the RTL Notes and on-lent to such French Guarantor or any of its direct or indirect Subsidiaries (in any form whatsoever).

(4)          The obligations and liabilities of any French Guarantor under this Subsidiary Guarantee or any of the other related documents will not extend to include any obligation which, if incurred, would constitute a misuse of corporate assets (abus de biens sociaux) as defined at article L. 241.3 of the French Code de Commerce, as amended from time to time or any other law or regulation having the same effect, as interpreted by French courts (in particular would not constitute an abus de confiance as defined under article 314-1 of the French Criminal Code).

SECTION 2.3 Assumption of Obligations With Respect to the RTL Notes and Under the RTL Indenture. The GNL Issuers hereby expressly jointly assume, by this Eighth Supplemental Indenture, all of the obligations of the RTL Issuers with respect to the RTL Notes and under the RTL Indenture.

ARTICLE III
Miscellaneous

SECTION 3.1 Governing Law. This Eighth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.2 Severability Clause. In case any provision in this Eighth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.3 Ratification of RTL Indenture; Eighth Supplemental Indenture Part of RTL Indenture; No Liability of Trustee. Except as expressly amended hereby, the RTL Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Eighth Supplemental Indenture shall form a part of the RTL Indenture for all purposes, and every Holder of an RTL Note heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Eighth Supplemental Indenture or the Subsidiary Guarantee of the New Guarantors. Additionally, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the RTL Issuers, the New Guarantors and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters.

SECTION 3.4 Counterparts. This Eighth Supplemental Indenture may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement. The exchange of copies of this Eighth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Eighth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Eighth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 3.5 Headings. The headings of the Articles and the sections in this Eighth Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the date first above written.

OSMOSIS SUB I, LLC,

By: Global Net Lease, Inc., its sole member

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer

THE NECESSITY RETAIL REIT OPERATING PARTNERSHIP, L.P.

By: GNL Retail GP, LLC, its general partner

By: Global Net Lease Operating Partnership, L.P., its sole member

By: Global Net Lease Inc., its general partner

		By:	/s/ Christopher J. Masterson
			Name:	Christopher J. Masterson
			Title:	Chief Financial Officer

GNL RETAIL GP, LLC,
as a Guarantor

By: Global Net Lease Operating Partnership, L.P., its sole member

By: Global Net Lease Inc., its general partner

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GSFRNTN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TFDPTIA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC NOWILND001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC GSDVRDE001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC GSGTNPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GSMSSTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC GSDALTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC NOPLNTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC DRINDIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC VALWDCO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GBLMESA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FEAMOTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FECPEMA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC WNBRNMO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC VCLIVMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC CTFTMSC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TFKMZMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC SWWSVOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC WMWSLNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC SANPLFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC FEWNAMN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC DG40PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FEWTRNY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC KUSTHMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FELEXKY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GECINOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC DNDUBOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC OGHDGMD001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FSMCHIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FEBILMA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC AMWCHKS001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FESALUT001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC CGJNSMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC CGFRSMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FEPIESD001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GSFFDME001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC GSRNGME001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC GSRPCSD001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TRLIVMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FEHBRKY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC CGMARSC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC CGLGNIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC JTCHATN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC JTCHATN002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HLHSNTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC FEMANMN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC GSRTNNM001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CBSKSMO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC ODVLONET001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG VAGNVFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG LSWYGMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG LSCHIIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG LSCHIIL002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG LSCHIIL003, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CSBLVMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

RG CSHMDIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CSLIVMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CSTWBOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CSWYGMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FCSTHMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG DPSPNIA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FEGBRNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NIGTNMA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG LKCLLAL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG GASTNMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG WGPTBPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG VFKCYKS001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SNCSPCO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CFSRSLB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CFSRSLB002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG VSSRACA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG VSSRACA002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC WHAMSNE001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FRAHLMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSBRDFL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG PSLKCLA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSGRLTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSELPTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSHCKNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSIRVTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG PSPRAIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSMSNTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSMRDMS001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NIFLNNH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG MT2PKSLB002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG VSSRACA003, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG CSSTLMO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FEBTHNB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FELWDNB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG FEMTNNB001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG KLSLBNC001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSDANVA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSDEMIA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSERIPA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSYNSOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG PSDAYOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PSLASNV001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NIFLNNH002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG STELDCA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG STWINCT001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG STKNCMO001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG STFALNY001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG KLSLBNC002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WPOTWOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WPCLDOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG WPCLDOH002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WPMRNOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WPFNDOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WPCLVTN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG ZFFINOH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG FCDETMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG SBPSLTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NIAMHNH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG WMBVLAR001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PPSPPTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

RG PPSHLTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG THDEXMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG THAARMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG THMISIN001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PRBRIMI001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG PRBRIMI002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PRBRIMI003, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PF4PCAN001 US, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PFB4PCK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NXHSNTX001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC ACHNETH001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG EMSPHIL001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC TKMANUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG NIGETMA001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BOOT8UK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG BOOT8UK002, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BOOT8UK003, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BOOT8UK004, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BOOT8UK005, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BOOT8UK006, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARG BOOT8UK007, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG BOOT8UK008, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC RMNUSGER01, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC OBMYNGER01, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC REXREGER01, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

METHAGER01, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC HPDFS HOLDCO, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MCCARUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC WKBPLUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC EEMTRUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC TWSWDUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC WKSOTUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC NRSLDUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC WKMCRUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC PFBFDUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC CCLTRUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC ALSFDUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC DFSMCUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC AMWORUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC MEROXUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC BKSCOUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC SLKRFCP001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC FUMANUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC CABIRUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARC IAREDUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC HPNEWUK001, LLC,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Authorized Signatory

ARG PF4PCAN001, ULC,
an Alberta unlimited liability corporation,
as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Director

ARG WPFBRIT001 S.R.L., an Italian società a responsabilità limitata, as a Guarantor

By:	/s/ Michael Anderson
	Name:	Michael Anderson
	Title:	Manager

ARC GLOBAL II S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 196327, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GLOBAL II (MIDCO) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 201048, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II (FRANCE) HOLDINGS S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 190960, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

TYCO MANCHESTER S.À R.L. (formerly known as Crown Portfolio S.à r.l.), a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 199533, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GLOBAL II (MADRID) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 247015, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II (GERMANY) HOLDINGS S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 197918, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II WEILBACH S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 199391, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GLOBAL II (UK) HOLDINGS S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 197949, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II FOSTER WHEELER S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 206523, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II NCR S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 204834, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

HC GLASGOW S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 199341, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II EUROPE HOLDING S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des Sociétés) under number B 278689, as a Guarantor

By:	/s/ James Nelson
	Name:	James Nelson
	Title:	Class A Manager

ARC GLOBAL II (HOLDING), a French société civile immobilière, as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

ARC GLOBAL II BORDEAUX, a French société civile immobilière, as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GLOBAL II MARSEILLE, a French société civile immobilière, as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

ARC GLOBAL II AMIENS, a French société civile immobilière,
as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

ARC GLOBAL II BLOIS, a French société civile immobilière,
as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

ARC GLOBAL II STRASBOURG, a French société civile immobilière, as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

ARC GLOBAL II BREST, a French société civile immobilière,
as a Guarantor

By:	/s/ Jacquelyn Shimmin
	Name:	Jacquelyn Shimmin
	Title:	Manager (Gérant)

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

ARC GLOBAL (GUERNSEY) HOLDINGS LIMITED, a Guernsey company,
as a Guarantor

By:	/s/ Gavin Farrell
	Name:	Gavin Farrell
	Title:	Director

LPE LIMITED, a Guernsey company,
as a Guarantor

By:	/s/ Gavin Farrell
	Name:	Gavin Farrell
	Title:	Director

GLOBAL NET LEASE, INC.

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.

By:	Global Net Lease, Inc., its general partner

By:	/s/ Christopher J. Masterson
	Name:	Christopher J. Masterson
	Title:	Chief Financial Officer

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor to U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Christopher J. Grell
	Name:	Christopher J. Grell
	Title:	Vice President

[Signature Page to Eighth Supplemental Indenture and Subsidiary Guarantee – Issuers and New Guarantors]

Schedule I

ARC GSFRNTN001, LLC
ARC TFDPTIA001, LLC
ARC NOWILND001, LLC
ARC GSDVRDE001, LLC
ARC GSGTNPA001, LLC
ARC GSMSSTX001, LLC
ARC GSDALTX001, LLC
ARC NOPLNTX001, LLC
ARC DRINDIN001, LLC
ARC VALWDCO001, LLC
ARC GBLMESA001, LLC
ARC FEAMOTX001, LLC
ARC FECPEMA001, LLC
ARC WNBRNMO001, LLC
ARC VCLIVMI001, LLC
ARC CTFTMSC001, LLC
ARC TFKMZMI001, LLC
ARC SWWSVOH001, LLC
ARC WMWSLNC001, LLC
ARC SANPLFL001, LLC
ARC FEWNAMN001, LLC
ARC DG40PCK001, LLC
ARC FEWTRNY001, LLC
ARC KUSTHMI001, LLC
ARC FELEXKY001, LLC
ARC GECINOH001, LLC
ARC DNDUBOH001, LLC
ARC OGHDGMD001, LLC
ARC FSMCHIL001, LLC
ARC FEBILMA001, LLC
ARC AMWCHKS001, LLC
ARC FESALUT001, LLC
ARC CGJNSMI001, LLC
ARC CGFRSMI001, LLC
ARC FEPIESD001, LLC
ARC GSFFDME001, LLC
ARC GSRNGME001, LLC
ARC GSRPCSD001, LLC
ARC TRLIVMI001, LLC
ARC FEHBRKY001, LLC
ARC CGMARSC001, LLC
ARC CGLGNIN001, LLC
ARC JTCHATN001, LLC

ARC JTCHATN002, LLC
ARC HLHSNTX001, LLC
ARC FEMANMN001, LLC
ARC GSRTNNM001, LLC
ARG CBSKSMO001, LLC
ARC ODVLONET001, LLC
ARG VAGNVFL001, LLC
ARG LSWYGMI001, LLC
ARG LSCHIIL001, LLC
ARG LSCHIIL002, LLC
ARG LSCHIIL003, LLC
ARG CSBLVMI001, LLC
ARG CSHMDIN001, LLC
ARG CSLIVMI001, LLC
ARG CSTWBOH001, LLC
ARG CSWYGMI001, LLC
ARG FCSTHMI001, LLC
ARG DPSPNIA001, LLC
ARC FEGBRNC001, LLC
ARG NIGTNMA001, LLC
ARG LKCLLAL001, LLC
ARG GASTNMI001, LLC
ARG WGPTBPA001, LLC
ARG VFKCYKS001, LLC
ARG SNCSPCO001, LLC
ARG CFSRSLB001, LLC
ARG CFSRSLB002, LLC
ARG VSSRACA001, LLC
ARG VSSRACA002, LLC
ARC WHAMSNE001, LLC
ARG FRAHLMI001, LLC
ARG PSBRDFL001, LLC
ARG PSLKCLA001, LLC
ARG PSGRLTX001, LLC
ARG PSELPTX001, LLC
ARG PSHCKNC001, LLC
ARG PSIRVTX001, LLC
ARG PSPRAIL001, LLC
ARG PSMSNTX001, LLC
ARG PSMRDMS001, LLC
ARG NIFLNNH001, LLC
ARG MT2PKSLB002, LLC
ARG VSSRACA003, LLC
ARG CSSTLMO001, LLC

ARG FEBTHNB001, LLC
ARG FELWDNB001, LLC
ARG FEMTNNB001, LLC
ARG KLSLBNC001, LLC
ARG PSDANVA001, LLC
ARG PSDEMIA001, LLC
ARG PSERIPA001, LLC
ARG PSYNSOH001, LLC
ARG PSDAYOH001, LLC
ARG PSLASNV001, LLC
ARG NIFLNNH002, LLC
ARG STELDCA001, LLC
ARG STWINCT001, LLC
ARG STKNCMO001, LLC
ARG STFALNY001, LLC
ARG KLSLBNC002, LLC
ARG WPOTWOH001, LLC
ARG WPCLDOH001, LLC
ARG WPCLDOH002, LLC
ARG WPMRNOH001, LLC
ARG WPFNDOH001, LLC
ARG WPCLVTN001, LLC
ARG ZFFINOH001, LLC
ARG FCDETMI001, LLC
ARG SBPSLTX001, LLC
ARG NIAMHNH001, LLC
ARG WMBVLAR001, LLC
ARG PPSPPTX001, LLC
ARG PPSHLTX001, LLC
ARG THDEXMI001, LLC
ARG THAARMI001, LLC
ARG THMISIN001, LLC
ARG PRBRIMI001, LLC
ARG PRBRIMI002, LLC
ARG PRBRIMI003, LLC
ARG PF4PCAN001 US, LLC
ARG PFB4PCK001, LLC
ARG NXHSNTX001, LLC
ARC ACHNETH001, LLC
ARG EMSPHIL001, LLC
ARC TKMANUK001, LLC
ARG NIGETMA001, LLC
ARG BOOT8UK001, LLC
ARG BOOT8UK002, LLC

ARG BOOT8UK003, LLC
ARG BOOT8UK004, LLC
ARG BOOT8UK005, LLC
ARG BOOT8UK006, LLC
ARG BOOT8UK007, LLC
ARG BOOT8UK008, LLC
ARC RMNUSGER01, LLC
ARC OBMYNGER01, LLC
ARC REXREGER01, LLC
METHAGER01, LLC
ARC HPDFS HOLDCO, LLC
ARC MCCARUK001, LLC
ARC WKBPLUK001, LLC
ARC EEMTRUK001, LLC
ARC TWSWDUK001, LLC
ARC WKSOTUK001, LLC
ARC NRSLDUK001, LLC
ARC WKMCRUK001, LLC
ARC PFBFDUK001, LLC
ARC CCLTRUK001, LLC
ARC ALSFDUK001, LLC
ARC DFSMCUK001, LLC
ARC AMWORUK001, LLC
ARC MEROXUK001, LLC
ARC BKSCOUK001, LLC
ARC SLKRFCP001, LLC
ARC FUMANUK001, LLC
ARC CABIRUK001, LLC
ARC IAREDUK001, LLC
ARC HPNEWUK001, LLC
ARG PF4PCAN001, ULC
ARC GLOBAL II S.À R.L.
ARC GLOBAL II (MIDCO) S.À R.L.
ARC GLOBAL II (FRANCE) HOLDINGS S.À R.L.
TYCO MANCHESTER S.À R.L. (formerly known as Crown Portfolio S.à r.l.)
ARC GLOBAL II (MADRID) S.À R.L.
ARC GLOBAL II (GERMANY) HOLDINGS S.À R.L.
ARC GLOBAL II WEILBACH S.À R.L.

ARC GLOBAL II (UK) HOLDINGS S.À R.L.
ARC GLOBAL II FOSTER WHEELER S.À R.L.
ARC GLOBAL II NCR S.À R.L.
HC GLASGOW S.À R.L.
ARC GLOBAL II EUROPE HOLDING S.À R.L.
ARG WPFBRIT001 S.R.L.
ARC GLOBAL II (HOLDING)
ARC GLOBAL II BORDEAUX
ARC GLOBAL II MARSEILLE
ARC GLOBAL II AMIENS
ARC GLOBAL II BLOIS
ARC GLOBAL II STRASBOURG
ARC GLOBAL II BREST
ARC GLOBAL (GUERNSEY) HOLDINGS LIMITED
LPE LIMITED
GNL RETAIL GP, LLC